UNAUDITED CONDENSED STATEMENT OF OPERATIONS - USD ($)	3 Months Ended	9 Months Ended
	Mar. 31, 2017	Dec. 31, 2016
Unaudited Condensed Statement Of Operations
Revenue
Cost of revenue
Gross profit
Operating expenses	10,017	6,769
Operating loss		(6,769)
Operating loss before income taxes	(10,017)	(6,769)
Income tax expense
Net loss	$ (10,017)	$ (6,769)
Loss per share - basic and diluted		$ 0.00
Weighted average shares - basic and diluted	7,115,000	19,363,389